UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2014, Causeway Emerging Markets Fund’s (the “Fund’s”) Institutional Class returned 6.84% and Investor Class returned 6.55%, compared to 4.66% for the MSCI Emerging Markets Index (Gross) (“EM Index”). Since the Fund’s inception on March 30, 2007, its average annual total returns are 5.16% for the Institutional Class and 5.03% for the Investor Class, compared to 3.94% for the EM Index for the same period. At fiscal year-end, the Fund had net assets of $920.3 million.

Performance Review

Emerging markets equities responded to perceived changes in global liquidity conditions over the fiscal year. Accommodative monetary policy globally increased investor risk tolerance and drove inflows into the asset class for much of calendar year 2014. At the end of the fiscal year, anticipation of a pullback in stimulus from the U.S. Federal Reserve combined with slowing global growth expectations triggered a sell-off. The best performing equity region was emerging Asia, which was led by India and its appreciation of nearly 40% over the period. The election of Narendra Modi to prime minister created expectations of increased spending (and financing) in Indian infrastructure, spurring a “re-rating” of many Indian equities. The country also improved its trade balance, helping safeguard the rupee from large swings. Although China and South Korea finished the fiscal year in positive territory, their gains were much more modest. Emerging Europe was the weakest market, due to the escalating conflict between Russia and Ukraine and the implementation of economic sanctions on certain Russian companies by Europe and the U.S. Softening demand from Western Europe also pressured equity prices in that region. Hungary and Russia both posted double digit declines. The health care, information technology, and utilities sectors were the top performers for the period. The materials, energy, and consumer sectors lagged, posting the only negative sector-level returns.

We use a combination of stock-specific factors and top-down analysis to rank the stocks in our investable universe. Our alpha (return in excess of the EM Index) forecasting factors played a critical role navigating the markets over the fiscal year. Our bottom-up value factors, which have the greatest influence on our stock ranking process, finished the fiscal year with slight gains. Positive performance of our earnings growth and technical factors augmented the moderate returns from our value factors. Over the period, particularly in down markets, investors focused on the health of developing economies, preferring characteristics favored by our macroeconomic factors: current account surpluses, low real interest rates and robust fiscal positions. During the fiscal year, we added a currency factor category to our model. The currency factor category includes exchange rate and inflation rate forecasts, fiscal balances and current account surpluses relative to the level of central bank reserves. These factors are designed to help us evaluate emerging markets currencies and their impact on alpha generation. Our currency factors helped reduce the Fund’s exposure to high-inflation currencies that are sensitive to external shocks. Our country factor performance was negative, while our sector performance was positive.

2	Causeway Emerging Markets Fund

Stock selection drove the Fund’s excess return versus the EM Index. Holdings in India, South Korea, Malaysia, Poland, and United Arab Emirates were the top country-level contributors to relative return. Holdings in Taiwan and Thailand, along with an overweight position compared to the EM Index in Russia and underweight positions in Indonesia and Mexico, detracted from relative performance. All but three sector-level positions contributed to relative performance for the fiscal year. The top contributors to outperformance were positions in the financials, health care, and energy sectors. Holdings in the industrials and consumer discretionary sectors, and an underweight position in the telecommunication services sector detracted from relative performance. The top individual contributors to relative performance were overweight positions in Dubai Islamic Bank PJSC (United Arab Emirates), Power Finance Corp., Ltd. (India), and Sihuan Pharmaceutical Holdings Group Ltd. (China). The top detractor from performance was an underweight position in Tencent Holdings (China). Overweight positions in Gazprom OAO (Russia) and Lukoil OAO (Russia) also detracted.

Significant Portfolio Changes

At the country level, the Fund has increased its overweight position compared to the EM Index over the past year to Taiwan and United Arab Emirates. The earnings growth of companies in both of these markets is improving. In addition, Taiwan ranks well using our value factors, and United Arab Emirates-listed equities exhibit positive price momentum. We are more cautious about investment opportunities in China and South Korea, and have reduced our active weight (difference between Fund exposure and EM Index exposure) in both markets. Chinese equities are suffering from weak price momentum and the earnings growth of many South Korean companies is deteriorating. Macroeconomic factors are components of our alpha forecasting process and influence the Fund’s active country exposures. We believe a low or narrowing current account deficit is a positive indicator of market performance. India is one of the largest active weights in the Fund. In addition to its shrinking current account deficit, India ranks well across many of our factor categories, including earnings growth, momentum and GDP growth. The Fund has underweight positions in Brazil and Indonesia. We continue to closely monitor economic indicators in China and, currently, the property market appears to be the greatest area of caution.

We increased our active exposure to utilities and materials over the year. Utilities have demonstrated improving momentum, and materials earnings growth appears to be reaching a cyclical trough. We reduced the Fund’s active exposure to the telecommunication services and health care sectors; after a period of strong performance, valuations have deteriorated.

Investment Outlook

Accommodative interest rates should support investments in emerging markets equities. In developed markets, the European Central Bank and Bank of Japan continue to be dovish. Although the central banks of the United States and United Kingdom may soon begin raising rates, we expect the pace of increases to be measured. In emerging markets, many countries have lowered rates or held them steady, as

Causeway Emerging Markets Fund	3

inflation backdrops became more manageable. At the end of the fiscal year, South Korea’s annual inflation eased to its lowest rate in five months, allowing the central bank to cut its benchmark interest rate by a quarter percentage point to 2.25%. The Reserve Bank of India left its benchmark rate for commercial lending unchanged at its August meeting. Russia is an exception to this trend: as conflict with Ukraine persists, the Russian central bank may have to raise rates to combat the fall in the ruble. The political environments for several key markets show signs of improvement. Following a military coup, Thailand is showing signs of stabilization, including the appointment of an interim prime minister and cabinet. Reform was the rallying cry for emerging markets undergoing key elections this year, including India and Indonesia. Now, investors await delivery on campaign pledges. We continue to monitor measures of economic improvement across the asset class. While monetary conditions remain beneficial and we identify several areas of encouraging political and economic reform, geopolitical conflict in Eastern Europe and the Middle East, as well as signs of economic sluggishness in China, can cloud the outlook for the entire asset class. Our quantitative approach seeks to mitigate these risks to the financial markets, while capturing potential growth and value opportunities in the emerging markets.

We believe that diversified alpha exposure is paramount to delivering excess return throughout market cycles, particularly as investor risk tolerances fluctuate. The Fund’s use of multiple alpha-ranking factors is a hallmark of our investment process. By evaluating stocks in our investable universe through varied lenses, we can identify upside potential on a stock-by-stock basis while accounting for top-down risks — and opportunities — that may overwhelm company fundamentals. Diversification of alpha sources should benefit the Fund’s risk-adjusted long-term returns across changing market regimes.

We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.

September 30, 2014

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

4	Causeway Emerging Markets Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway Emerging Markets Fund, Investor Class shares versus the MSCI Emerging Markets Index (Gross)*

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares.

* The inception date of Causeway Emerging Markets Fund was March 30, 2007. The MSCI Emerging Markets Index (Gross) return is from March 30, 2007.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers during certain periods. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. For the fiscal year ended September 30, 2014, the Fund’s gross ratios of expenses in relation to net assets were 1.20% and 1.45% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI Emerging Markets Index (Gross) (the “Index”) is a free float-adjusted market capitalization index, designed to measure equity market performance of emerging markets, consisting of 21 emerging country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Emerging Markets Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2014

Causeway Emerging Markets Fund	Number of Shares	Value

COMMON STOCK
Brazil — 3.9%
Banco do Brasil SA	744,400	$7,743
Even Construtora e Incorporadora SA	468,200	1,039
JBS SA	1,614,000	6,080
Light SA	538,200	4,617
M Dias Branco SA	38,700	1,552
Petroleo Brasileiro SA, Class A ADR	651,000	9,693
Porto Seguro SA	269,000	3,132
Tractebel Energia SA	116,900	1,652

		35,508

China — 15.7%
Bank of China Ltd., Class H	30,503,000	13,671
Bank of Communications Co. Ltd., Class H	11,531,000	8,034
China CITIC Bank Corp. Ltd., Class H	4,671,000	2,833
China Communications Construction Co. Ltd., Class H	8,568,000	6,179
China Construction Bank Corp., Class H	10,179,000	7,131
China Lumena New Materials Corp.[1,2]	10,760,000	346
China Mobile Ltd.	203,400	11,950
China Petroleum & Chemical Corp., Class H	8,384,000	7,342
China Railway Construction Corp. Ltd., Class H	10,274,500	9,342
China Railway Group Ltd., Class H	14,908,000	7,910
China Yuchai International Ltd.	70,100	1,300
Datang International Power Generation Co. Ltd., Class H	3,796,000	1,980
Dongfeng Motor Group Co. Ltd., Class H	4,274,000	7,024
FerroChina Ltd.[1,2,3]	258,000	—
Guangzhou R&F Properties Co. Ltd., Class H	2,357,200	2,383
Industrial & Commercial Bank of China, Class H	12,257,000	7,640
KWG Property Holding Ltd.	6,272,500	4,403
Lenovo Group Ltd.	3,768,000	5,610
PetroChina Co. Ltd., Class H	15,066,000	19,306
Shimao Property Holdings Ltd.	934,500	1,892
Sihuan Pharmaceutical Holdings Group Ltd.	13,491,000	10,112

The accompanying notes are an integral part of the financial statements.

6	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

Causeway Emerging Markets Fund	Number of Shares	Value

China — (continued)
Skyworth Digital Holdings Ltd.	7,438,000	$3,860
WuXi PharmaTech Cayman Inc.[2]	121,600	4,258

		144,506

Czech Republic — 0.6%
CEZ AS	187,901	5,715

India — 9.8%
Cairn India Ltd.	1,667,768	8,421
Dr Reddy’s Laboratories Ltd.	173,552	9,075
HCL Technologies Ltd.	182,836	5,076
Indiabulls Housing Finance Ltd.	579,150	3,776
Karnataka Bank Ltd.	976,879	1,787
Lupin Ltd.	194,166	4,388
NMDC Ltd.	2,702,112	7,237
Oil & Natural Gas Corp. Ltd.	513,765	3,399
Power Finance Corp. Ltd.	2,183,991	8,296
Rural Electrification Corp. Ltd.	1,380,384	5,587
Sintex Industries Ltd.	2,935,188	3,431
Sun Pharmaceutical Industries Ltd.	492,057	6,830
Tata Motors Ltd. ADR	1,576,026	17,934
UPL Ltd.	952,015	5,242

		90,479

Indonesia — 1.3%
Adhi Karya Persero	15,170,900	3,443
Bank Rakyat Indonesia Persero	1,709,200	1,462
Indofood Sukses Makmur Tbk PT	9,205,900	5,289
Kalbe Farma	12,931,000	1,804

		11,998

Malaysia — 2.2%
IJM Corp. Berhad	2,883,900	5,688
Tenaga Nasional Bhd	2,202,100	8,310

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

Causeway Emerging Markets Fund	Number of Shares	Value

Malaysia — (continued)
UMW Holdings Bhd	1,654,000	$6,182

		20,180

Mexico — 2.6%
Alfa SAB de CV, Class A	1,795,600	6,177
America Movil SAB de CV	429,600	10,826
Grupo Financiero Santander Mexico SAB de CV, Class B	676,200	1,830
Kimberly-Clark de Mexico SAB de CV, Class A	1,236,000	2,916
Mexico Real Estate Management SA de CV4	1,506,073	2,658

		24,407

Philippines — 0.2%
Megaworld Corp.	17,311,000	1,940

Poland — 3.9%
PGE SA	2,409,169	15,260
Polski Koncern Naftowy Orlen SA	138,298	1,723
Powszechny Zaklad Ubezpieczen SA	99,728	14,505
Tauron Polska Energia SA	2,518,170	4,085

		35,573

Qatar — 1.5%
Barwa Real Estate Co.	567,257	6,238
Commercial Bank of Qatar QSC	241,654	4,658
Industries Qatar QSC	64,686	3,307

		14,203

Russia — 3.3%
Gazprom OAO ADR	1,437,256	10,118
LUKOIL OAO ADR	283,536	14,461
PhosAgro OAO GDR	214,613	2,393
Tatneft ADR	89,972	3,177

		30,149

The accompanying notes are an integral part of the financial statements.

8	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

Causeway Emerging Markets Fund	Number of Shares	Value

South Africa — 8.4%
Barloworld Ltd.	478,438	$3,922
FirstRand Ltd.	3,982,878	15,186
Imperial Holdings Ltd.	52,049	803
Liberty Holdings Ltd.	147,608	1,612
MMI Holdings Ltd.	696,038	1,617
Naspers Ltd., Class N	98,839	10,907
Redefine Properties Ltd.[4]	2,147,851	1,850
Sanlam Ltd.	1,496,548	8,661
Sasol Ltd.	281,638	15,310
Sibanye Gold Ltd.	3,579,524	7,773
Steinhoff International Holdings Ltd.	1,529,850	7,333
Vodacom Group Ltd.	179,409	2,067

		77,041

South Korea — 13.0%
CJ Corp.	16,938	2,793
Daesang Corp.	67,362	3,294
Hanwha Corp.	105,277	2,938
Hyosung Corp.	22,309	1,599
Hyundai Marine & Fire Insurance Co. Ltd.	99,148	2,734
Kia Motors Corp.	192,896	9,816
Korea Electric Power Corp.	374,095	17,087
Korea Gas Corp.	34,636	1,805
KT Corp.	10	—
KT&G Corp.	171,044	15,318
Kwangju Bank[2]	20,381	206
Kyongnam Bank[2]	361,546	4,043
Poongsan Corp.	73,248	2,055
Samsung Electronics Co. Ltd.	18,435	20,684
Seah Besteel Corp.	70,245	2,516
SK Holdings Co. Ltd.	38,383	6,856
SK Hynix Inc.	269,930	11,959
SK Telecom Co. Ltd. ADR	399,400	12,118

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

Causeway Emerging Markets Fund	Number of Shares	Value

South Korea — (continued)
Woori Finance Holdings Co. Ltd.	143,098	$1,769

		119,590

Taiwan — 15.0%
Asustek Computer Inc.	797,300	7,601
Chicony Electronics Co. Ltd.	1,701,673	5,090
Chong Hong Construction Co. Ltd.	794,850	1,816
Compal Electronics Inc.	9,315,316	6,967
Coretronic Corp.	3,243,000	5,224
HON HAI Precision Industry Co. Ltd.	8,229,376	25,971
Inventec Corp.	5,241,000	3,411
Lite-On Technology Corp.	3,663,633	5,281
MediaTek Inc.	301,000	4,458
Merida Industry Co. Ltd.	414,907	2,891
Pegatron Corp.	7,071,000	13,017
Phison Electronics Corp.	213,000	1,484
Pou Chen Corp.	2,932,000	3,258
Powertech Technology Inc.	1,643,000	2,971
President Chain Store Corp.	329,000	2,358
Taiwan Cement Corp.	1,177,000	1,753
Taiwan PCB Techvest Co. Ltd.	3,219,000	5,021
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,301,500	26,264
Wistron Corp.	5,882,735	6,005
WPG Holdings Ltd.	5,710,000	6,983

		137,824

Thailand — 4.7%
Bangchak Petroleum	4,424,300	4,878
Bangkok Dusit Medical Services	16,880,900	9,631
PTT	1,753,300	19,466
PTT Global Chemical	769,900	1,449
Sansiri	42,400,700	2,929
Thai Airways International	3,196,500	1,410

The accompanying notes are an integral part of the financial statements.

10	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2014

Causeway Emerging Markets Fund	Number of Shares	Value

Thailand — (continued)
Thanachart Capital	2,865,900	$3,292

		43,055

Turkey — 2.4%
Eregli Demir ve Celik Fabrikalari TAS	3,556,236	6,608
Ford Otomotiv Sanayi AS	163,262	1,875
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D2	4,189,199	3,827
Tupras Turkiye Petrol Rafinerileri AS	80,409	1,616
Turk Hava Yollari[2]	1,566,138	4,451
Turk Traktor ve Ziraat Makineleri AS	107,810	3,339

		21,716

United Arab Emirates — 3.1%
Dubai Islamic Bank PJSC	6,172,504	13,948
Emaar Properties PJSC	1,546,607	4,863
First Gulf Bank PJSC	1,975,075	10,083

		28,894

Total Common Stock
(Cost $804,521) — 91.6%		842,778

PREFERENCE STOCK
Brazil — 3.6%
Cia Energetica de Sao Paulo	791,500	8,572
Cia Paranaense de Energia	508,300	6,951
Itausa - Investimentos Itau SA	3,383,200	12,882
Vale SA, Class B ADR	496,200	4,818

		33,223

Russia — 1.0%
Sberbank of Russia	2,166,274	3,159
Surgutneftegas	8,619,432	5,943

		9,102

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	11

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2014

Causeway Emerging Markets Fund	Number of Shares	Value

South Korea — 0.3%
LG Chemical Ltd.	14,749	$2,292

Total Preference Stock
(Cost $51,540) — 4.9%		44,617

EXCHANGE TRADED FUNDS
iShares MSCI Emerging Markets Index Fund	113,362	4,711
Vanguard FTSE Emerging Markets Fund	458,456	19,122

Total Exchange Traded Funds
(Cost $25,266) — 2.6%		23,833

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.030%**	7,785,512	7,786

Total Short-Term Investment
(Cost $7,786) — 0.8%		7,786

Total Investments — 99.9%
(Cost $889,113)		919,014

Other Assets in Excess of Liabilities — 0.1%		1,301

Net Assets — 100.0%		$920,315

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2014.
1	Security is illiquid and is fair valued using methods determined in good faith by the Fair Value Pricing Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2014 was $346 and represented 0.0% of net assets.
2	Non-income producing security.
3	Security is fair valued at zero due to company’s insolvency.
4	Real Estate Investment Trust.
ADR	American Depositary Receipt
FTSE	Financial Times London Stock Exchange
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
Amounts	designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway Emerging Markets Fund

SECTOR DIVERSIFICATION

As of September 30, 2014, the sector diversification was as follows (Unaudited):

Causeway Emerging Markets Fund	Common Stock	Preference Stock	% of Net Assets

Financials	20.2%	1.7%	21.9%

Information Technology	18.4	0.0	18.4

Energy	12.9	0.7	13.6

Utilities	6.6	1.7	8.3

Consumer Discretionary	7.9	0.0	7.9

Industrials	7.6	0.0	7.6

Materials	5.0	0.8	5.8

Health Care	5.0	0.0	5.0

Telecommunication Services	4.0	0.0	4.0

Consumer Staples	4.0	0.0	4.0

Total	91.6	4.9	96.5

Exchange Traded Funds			2.6

Short-Term Investment			0.8

Other Assets in Excess of Liabilities			0.1

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	13

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY EMERGING MARKETS FUND

9/30/14
ASSETS:
Investments at Value (Cost $889,113)	$919,014
Receivable for Fund Shares Sold	3,996
Receivable for Dividends	3,221
Foreign Currency (Cost $224)	224
Prepaid Expenses	10

Total Assets	926,465

LIABILITIES:
Payable for Investment Securities Purchased	2,499
Accrued Foreign Capital Gains Tax on Appreciated Securities	2,042
Payable Due to Adviser	779
Payable for Fund Shares Redeemed	367
Payable Due to Administrator	25
Payable for Trustees’ Fees	16
Payable for Shareholder Services Fees — Investor Class	5
Other Accrued Expenses	418

Total Liabilities	6,151

Net Assets	$920,314

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$887,201
Undistributed Net Investment Income	14,700
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(9,364)
Net Unrealized Appreciation on Investments	29,901
Accrued Foreign Capital Gains Tax on Appreciated Securities	(2,042)
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(81)

Net Assets	$920,315

Net Asset Value Per Share (based on net assets of $852,201,908 ÷ 69,127,186 shares) — Institutional Class	$12 .33

Net Asset Value Per Share (based on net assets of $68,113,212 ÷ 5,492,186 shares) — Investor Class	$12 .40

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

14	Causeway Emerging Markets Fund

STATEMENT OF OPERATIONS (000)

CAUSEWAY EMERGING MARKETS FUND

10/01/13 to 9/30/14
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $2,675)	$22,055

Total Investment Income	22,055

EXPENSES:
Investment Advisory Fees	6,311
Custodian Fees	703
Administration Fees	225
Shareholder Service Fees — Investor Class	139
Registration Fees	99
Transfer Agent Fees	87
Professional Fees	55
Printing Fees	43
Trustees’ Fees	33
Pricing Fees	18
Other Fees	14

Total Expenses	7,727

Net Investment Income	14,328

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	5,910
Net Realized Loss from Foreign Currency Transactions	(1,065)
Net Change in Unrealized Appreciation on Investments	18,979
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(1,930)
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(82)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	21,812

Net Increase in Net Assets Resulting from Operations	$36,140

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	15

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY EMERGING MARKETS FUND

	10/01/13 to 9/30/14	10/01/12 to 9/30/13
OPERATIONS:
Net Investment Income	$14,328	$3,662
Net Realized Gain on Investments	5,910	1,113
Net Realized Loss from Foreign Currency Transactions	(1,065)	(123)
Net Change in Unrealized Appreciation on Investments	18,979	3,328
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(1,930)	341
Net Change in Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(82)	(7)

Net Increase in Net Assets Resulting From Operations	36,140	8,314

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(3,949)	(2,778)
Investor Class	(312)	(755)

Total Dividends from Net Investment Income	(4,261)	(3,533)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	636,736	109,458
Redemption Fees(2)	40	13

Total Increase in Net Assets	668,655	114,252

NET ASSETS:
Beginning of Year	251,660	137,408

End of Year	$920,315	$251,660

Undistributed Net Investment Income	$14,700	$3,241

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16	Causeway Emerging Markets Fund

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FINANCIAL HIGHLIGHTS

For the fiscal years ended September 30,

For a Share Outstanding Throughout the Fiscal Years

Net Asset Value, Beginning of Year ($)		Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY EMERGING MARKETS FUND†
Institutional
2014	11.65	0.28	0.51	0.79	(0.11)	—	(0.11)	—
2013	11.19	0.24	0.50	0.74	(0.28)	—	(0.28)	—
2012	9.39	0.28	1.62	1.90	(0.10)	—	(0.10)	—
2011	11.07	0.26	(1.68)	(1.42)	(0.26)	—	(0.26)	—
2010	9.15	0.16	2.05	2.21	(0.29)	—	(0.29)	—
Investor
2014	11.72	0.23	0.53	0.76	(0.08)	—	(0.08)	—
2013	11.26	0.20	0.51	0.71	(0.25)	—	(0.25)	—
2012	9.45	0.26	1.63	1.89	(0.08)	—	(0.08)	—
2011	11.14	0.30	(1.75)	(1.45)	(0.25)	—	(0.25)	0.01
2010	9.21	0.18	2.03	2.21	(0.28)	—	(0.28)	—

†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway Emerging Markets Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

12.33	6.84	852,202	1.20	1.20	2.31	112
11.65	6.54	211,572	1.30	1.30	2.09	95
11.19	20.36	102,810	1.35	1.43	2.61	74
9.39	(13.33)	53,748	1.35	1.59	2.25	95
11.07	24.49	21,600	1.35	1.96	1.75	83

12.40	6.55	68,113	1.45	1.45	1.89	112
11.72	6.28	40,088	1.55	1.55	1.69	95
11.26	20.10	34,598	1.55	1.63	2.46	74
9.45	(13.41)	27,027	1.55	1.78	2.52	95
11.14	25.49	8,750	1.46	2.11	1.96	83

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	19

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock

Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available) are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

20	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2014:

Investments in Securities	Level 1 (000)	Level 2† (000)	Level 3†† (000)	Total (000)
Common Stock
Brazil	$35,508	$—	$—	$35,508
China	144,160	—	346	144,506
Czech Republic	5,715	—	—	5,715
India	90,479	—	—	90,479
Indonesia	11,998	—	—	11,998
Malaysia	20,180	—	—	20,180
Mexico	24,407	—	—	24,407
Philippines	1,940	—	—	1,940
Poland	35,573	—	—	35,573
Qatar	14,203	—	—	14,203
Russia	30,149	—	—	30,149
South Africa	77,041	—	—	77,041
South Korea	119,590	—	—	119,590
Taiwan	137,824	—	—	137,824
Thailand	—	43,055	—	43,055
Turkey	21,716	—	—	21,716
United Arab Emirates	28,894	—	—	28,894

Total Common Stock	$799,377	$43,055	$346	$842,778

Preference Stock
Brazil	$33,223	$—	$—	$33,223
Russia	—	9,102	—	9,102
South Korea	2,292	—	—	2,292

Total Preference Stock	$35,515	$9,102	$—	$44,617

Exchange Traded Funds	$23,833	$—	$—	$23,833
Short-Term Investment	$7,786	$—	$—	$7,786

Total Investments in Securities	$866,511	$52,157	$346	$919,014

†	Represents securities trading outside the United States in Thailand and Russia, the values of which were adjusted due to “Foreign Line” securities using “Local Line” prices.
††	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Causeway Emerging Markets Fund	21

NOTES TO FINANCIAL STATEMENTS

(continued)

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “Foreign Line” securities using “Local Line” pricing.

For the fiscal year ended September 30, 2014, the security transferred to Level 3 because trading in its shares was suspended. Transfers between levels are recognized at period end.

For the fiscal year ended September 30, 2014, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

22	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. The Fund’s redemption fee also does not apply to shares redeemed by Causeway International Opportunities Fund, which is an affiliated fund-of-funds that invests in the Fund. For the fiscal year ended September 30, 2014, the Institutional Class and Investor Class retained $30,559 and $9,069 in redemption fees, respectively.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2015 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the fiscal year ended September 30, 2014.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the

Causeway Emerging Markets Fund	23

NOTES TO FINANCIAL STATEMENTS

(continued)

Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $30,000 ($20,000 as of November 1, 2014). If the Fund has three or more share classes, it is subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2014, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the fiscal year ended September 30, 2014, for the Fund were as follows:

Purchases (000)	Sales (000)
$1,328,598	$688,714
5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Furthermore, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries

24	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the fiscal year ended September 30, 2014, non-U.S. taxes paid on realized gains were $310,188 and non-U.S. taxes accrued on unrealized gains were $2,041,732.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and gains and losses on passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2014:

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$1,392	$(1,392)

The reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows (000):

	Ordinary Income	Total
2014	$4,261	$4,261
2013	3,533	3,533

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$19,403
Capital Loss Carryforwards	(5,318)
Unrealized Appreciation	19,029

Total Distributable Earnings	$33,114

Post-October Capital and Currency Losses represent losses realized on securities and currency transactions from November 1, 2013 through September 30, 2014 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. The following summarizes the capital loss carryforwards as of September 30, 2014 (000):

Expiring in Fiscal Year	Amount
2018	$5,318

Total Capital Loss Carryforwards	$5,318

For the fiscal year ended September 30, 2014, the Fund used $3,792 (000) in capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term

Causeway Emerging Markets Fund	25

NOTES TO FINANCIAL STATEMENTS

(continued)

or long-term capital losses rather than being considered all short-term as under previous law. At September 30, 2014, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$897,862	$72,223	$(51,071)	$21,152

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2014		Fiscal Year Ended September 30, 2013
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	58,073	$697,646	10,535	$122,888
Shares Issued in Reinvestment of Dividends and Distributions	323	3,738	219	2,605
Shares Redeemed	(7,434)	(89,117)	(1,777)	(20,590)

Increase in Shares Outstanding Derived from Institutional Class Transactions	50,962	612,267	8,977	104,903

Investor Class
Shares Sold	3,755	44,405	1,768	21,111
Shares Issued in Reinvestment of Dividends and Distributions	26	306	62	745
Shares Redeemed	(1,710)	(20,242)	(1,482)	(17,301)

Increase in Shares Outstanding Derived from Investor Class Transactions	2,071	24,469	348	4,555

Increase in Shares Outstanding from Capital Share Transactions	53,033	$636,736	9,325	$109,458

8.	Significant Shareholder Concentration

As of September 30, 2014, one of the Fund’s shareholders owned 38% of net assets in the Institutional Class.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer or employee of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund.

Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

26	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements except for the following: On October 20, 2014, the Trust launched a sixth series, the Causeway International Small Cap Fund.

Causeway Emerging Markets Fund	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Causeway Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway Emerging Markets Fund (the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 26, 2014

28	Causeway Emerging Markets Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2015. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2014, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
94.66%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2014, amounted to $2,674,499 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2014. In addition, for the fiscal year ended September 30, 2014, gross income derived from sources within foreign countries amounted to $18,556,305 for the Fund.

(1) Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway Emerging Markets Fund	29

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 53	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	5	none

Lawry J. Meister Age: 52	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	5	none

Victoria B. Rogers Age: 53	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	5	Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 48	Trustee; Chairman of the Board	Trustee since 9/01; Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	5	Trustee, Presidio Funds (until 2010)

30	Causeway Emerging Markets Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 52	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 53	Chief Compliance Officer and Assistant Secretary	CCO since 7/05; Asst. Sect. since 8/01	Chief Compliance Officer of the Adviser (since July 2005); Chief Operating Officer and Member of the Adviser (since 2001).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 46	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 43	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Lisa Whittaker[5] One Freedom Valley Drive Oaks, PA 19456 Age: 35	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel and Compliance Officer, The Glendmede Trust Company, N.A. (2011-2012); Associate, Drinker Biddle & Reath LLP (2006-2011).	N/A	N/A

Bernadette Sparling[5] One Freedom Valley Drive Oaks, PA 19456 Age: 37	Vice President and Assistant Secretary	Since 7/08	Corporate Counsel of the Administrator (since 2005).	N/A	N/A

Causeway Emerging Markets Fund	31

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2014, the Trust Complex consisted of one investment company with five portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, and the Global Absolute Return Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

32	Causeway Emerging Markets Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Emerging Markets Fund	33

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/14	Ending Account Value 9/30/14	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Emerging Markets Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,053.80	1.22%	$6.28

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.95	1.22%	$6.17
Causeway Emerging Markets Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,052.60	1.47%	$7.57

Hypothetical 5% Return
Investor Class	$1,000.00	$1,017.69	1.47%	$7.44

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

34	Causeway Emerging Markets Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 4, 2014, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Emerging Markets Fund (the “Fund”) for a twelve-month period beginning September 20, 2014. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the “Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was last considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on August 4, 2014, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended June 30, 2014, compared to the results of the MSCI

Causeway Emerging Markets Fund	35

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Emerging Markets Index (Gross) (the “Index”) and the averages of the mutual funds included in the Morningstar U.S. Open End Diversified Emerging Markets funds category of funds. They noted that the Fund had outperformed the Index and the Morningstar category averages for the one-year, three-year, five-year and since inception periods. The Trustees concluded that the Adviser’s record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee is slightly lower than the average and the same as the median advisory fees charged by funds in the Morningstar U.S. Open End Diversified Emerging Markets funds category, and its expense ratios are below the average and median of the funds in that Morningstar category.

•

The Trustees compared the Fund’s advisory fee with the fee charged by the Adviser to other clients, observing that the separate accounts in the Adviser’s emerging markets strategy have constraints that are not comparable to those of the Fund. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the advisory fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, participation in regulatory examinations and legal and compliance matters, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio are reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended June 30, 2014 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s

36	Causeway Emerging Markets Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

shareholders. They also noted that, in the Fund’s prior years, the Adviser incurred significant losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the August 4, 2014 meeting, the Trustees considered the approval of the Advisory Agreement and discussed the information and factors noted above with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2014.

Causeway Emerging Markets Fund	37

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION :

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-002-0800

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2013, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2014 and 2013 were as follows:

		2014	2013
(a)	Audit Fees	$188,960	$170,810
(b)	Audit-Related Fees	None	None
(c)	Tax Fees(1)	$41,848	$40,600
(d)	All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2014, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $340,363. For the fiscal year ended September 30, 2013, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $277,691.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 5, 2014

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 5, 2014

*	Print the name and title of each signing officer under his or her signature.